Exhibit 10.2

AMENDMENT NO. 8

Dated as of February 11, 2008

to

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of February 12, 2007

THIS AMENDMENT NO. 8 (this “Amendment”) is entered into as of February 12, 2008, with retroactive effect from February 11, 2008, by and among SYNNEX CORPORATION, a Delaware corporation (the “Borrower”), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“GE Capital”), as a Lender and in its capacity as the contractual representative for itself and the Lenders (the “Agent”), BANK OF AMERICA, N.A., as a Lender, and SUMITOMO MITSUI BANKING CORPORATION, as a Lender. Capitalized terms used in this Amendment which are not otherwise defined herein, shall have the meanings given such terms in the Credit Agreement (as defined below).

RECITALS:

WHEREAS, the Borrower, the Lenders and the Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of February 12, 2007 (as amended by that certain Amendment No. 1 and Confirmation, dated as of March 9, 2007, as further amended by that certain Amendment No. 2 and Limited Waiver, dated April 27, 2007, as further amended by that certain Amendment No. 3, dated May 14, 2007, as further amended by that certain Amendment No. 4, dated August 31, 2007 (the “Fourth Amendment”), as further amended by that certain Amendment No. 5, dated September 28, 2007, as further amended by that certain Amendment No. 6, dated October 31, 2007, and as further amended by that certain Amendment No. 7, dated November 30, 2007, the “Credit Agreement”);

WHEREAS, to provide for increased debt amortization, Borrower has requested that the Lenders agree to amend the Minimum Fixed Charge Coverage Ratio;

WHEREAS, Borrower has requested that the Lenders agree to amend Section 6.22 of the Credit Agreement to allow for an amendment to the Synnex Mexico Guarantee, which corresponds to this Amendment;

WHEREAS, Borrower has requested that the Lenders agree to amend Section 6.2(g)(iv) of the Credit Agreement to increase the basket therein from $50,000,000 to $70,000,000 permanently;

WHEREAS, Borrower has requested that the Lenders provide an Incremental Commitment in the amount of $50,000,000 pursuant to Section 1.2(e) of the Credit Agreement;

Amendment No. 8 to

Second Amended and Restated Credit Agreement

WHEREAS, Lenders desire to amend the Credit Agreement on the terms and conditions set forth herein and limited to the duration specifically set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent hereby agree as follows.

1. Amendment to the Credit Agreement. As of the Effective Date (as hereafter defined) and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

1.1. Annex A to the Credit Agreement is hereby amended by adding the following defined term in alphabetical order therein:

“Eighth Amendment” means that certain Amendment No. 8, dated as of February 11, 2008, to the Agreement.

1.2. Section 1(b) of Annex G to the Credit Agreement is hereby amended and restated in its entirety as follows:

Fiscal Quarter Ending In	Minimum Ratio

February 2008 and each Fiscal Quarter thereafter	1.25 to 1.00

1.3. Section 6.2(g)(iv) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(iv) after giving effect to any such Permitted Foreign Investment in Synnex Canada (other than Permitted Foreign Investments made pursuant to Section 6.2(g)(iii)), the sum of all amounts paid or payable in connection with all Permitted Foreign Investments (whether currently existing or made hereafter, and expressly including that certain intercompany loan in an aggregate principal amount of $24,912,300 (Canadian dollars) made by the Borrower to Synnex Canada pursuant to that certain Promissory Note dated September 2, 2005 executed by Synnex Canada in favor of the Borrower) in Synnex Canada pursuant to this Section 6.2(g)(iv)) (including all transaction costs and all Indebtedness, liabilities and contingent obligations incurred or assumed in connection therewith or otherwise reflected on a consolidated balance sheet of the Borrower), shall not exceed, in the aggregate, $70,000,000 from the Effective Date (as such term is defined in the Eighth Amendment); provided that the Net Cash Proceeds received by Borrower from Synnex Canada after the Effective Date in respect of dividends on, or the repayment of principal of any loan constituting, a Permitted Foreign

Amendment No. 8 to

Second Amended and Restated Credit Agreement

Investment made pursuant to this Section 6.2(g)(iv) shall be deemed to reduce amounts paid or payable in connection with Permitted Foreign Investments in Synnex Canada made pursuant to this Section 6.2(g)(iv) for purposes of calculating compliance with the foregoing limit;

1.4. Section 6.22 of the Credit Agreement is hereby amended by adding the following to the end of the first sentence thereof:

; provided, that an amendment to the Synnex Mexico Guarantee to amend the fixed charge coverage ratio thereunder in conformity with the Eighth Amendment shall be permitted.

2. Incremental Commitment. The Borrower has requested that the Lenders provide an Incremental Commitment of $50,000,000 as of February 11, 2008. Notwithstanding anything in Section 1.2(e) of the Credit Agreement to the contrary, each Lender hereby agrees to provide its Pro Rata Share of such Incremental Commitment as of February 11, 2008, so long as (a) the Effective date shall have occurred as of February 12, 2008, and (b) on or prior to the Effective Date the Borrower shall have delivered to the Agent a certificate executed by an Authorized Officer of the Borrower to the effect that condition set forth in Section 1.2(e)(y) of the Credit Agreement is satisfied; provided, however, that no Advances under the Incremental Commitment shall be made until (i) the audited financial statements certified without qualification by an independent accounting firm as set forth and required pursuant to Annex E with respect to the Fiscal Year ending November 30, 2007, are delivered to the Lenders, (ii) a certificate executed by the secretary of the Borrower shall have been delivered to Lenders certifying and attaching resolutions authorizing such Incremental Commitment, (iii) a legal opinion shall have been delivered with respect to corporate matters relating to such Incremental Commitment in form and substance reasonably acceptable to Agent, and (iv) a legal opinion of outside counsel shall have been delivered with respect to enforceability matters relating to such Incremental Commitment in form and substance reasonably acceptable to Agent. This Amendment shall constitute the “Incremental Commitment Agreement” referred to in the Credit Agreement.

3. Conditions of Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof (the “Effective Date”) when, and only when, each of the following conditions precedent has been satisfied and fulfilled to the satisfaction of Agent:

(a) Agent shall have received counterparts of this Amendment duly executed and delivered by the Borrower and the Lenders;

(b) The representations and warranties contained herein and in each other Loan Document shall be true and correct in all respects, except to the extent that such representations or warranty expressly relates solely to an earlier date;

(c) Agent shall have received a reaffirmation and consent in the form attached hereto duly executed by each of the Guarantors;

Amendment No. 8 to

Second Amended and Restated Credit Agreement

(d) Agent shall have received a fully executed Amendment No. 4 to the Sale Agreement and the Funding Agreement;

(e) No Default or Event of Default hereunder or any “Incipient Termination Event” under (and as defined in Annex X) the Sale Agreement or Funding Agreement (as in effect on the date hereof) shall have occurred and be continuing or would result after giving effect to any of the transactions contemplated on the date hereof; and

(e) Agent shall have received such other documents, instruments, certificates, fees, expenses and agreements as the Agent may reasonably request in connection with the transactions contemplated by this Amendment.

4. Representations and Warranties of the Borrower. To induce the Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Agent and the Lenders (which representations and warranties shall be made on and as of the Effective Date) that after giving effect to the amendments set forth herein:

4.1. The Borrower has the requisite corporate power and authority and the legal right to execute and deliver this Amendment, and to perform the transactions contemplated hereby. The execution, delivery and performance by the Borrower of this Amendment (a) are within the Borrower’s corporate power; (b) have been duly authorized by all necessary corporate or other action; (c) do not contravene or cause the Borrower or any other Credit Party to be in default under (i) any provision of the Borrower’s or such Credit Party’s articles or certificate of incorporation or bylaws, (ii) any contractual restriction contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note or other agreement or instrument binding on or affecting the Borrower or such Credit Party or its property, or (iii) any law, rule, regulation, order, license requirement, writ, judgment, award, injunction, or decree applicable to, binding on or affecting the Borrower or such Credit Party or its property; (d) will not result in the creation or imposition of any Lien upon any of the property of the Borrower or such Credit Party or any Subsidiary thereof other than those in favor of the Agent or any Lender, all pursuant to the Loan Documents; and (e) do not require the consent or approval of any Governmental Authority or any other Person, other than those which have been duly obtained, made or complied with and which are in full force and effect.

4.2. This Amendment has been duly executed and delivered by the Borrower. Each of this Amendment and the Loan Documents (as amended or modified hereby) to which each Credit Party is a party is the legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, subject, as to enforceability, to (A) any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the enforceability of creditors’ rights generally and (B) general equitable principles, whether applied in a proceeding at law or in equity, and is in full force and effect.

Amendment No. 8 to

Second Amended and Restated Credit Agreement

4.3. The representations and warranties of each Credit Party contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

4.4. No Default or Event of Default has occurred and is continuing or could reasonably be expected to occur after giving effect to the transactions contemplated hereby.

5. Reference to and Effect on the Credit Agreement.

5.1. Upon the effectiveness of this Amendment pursuant to Section 3 hereof, on and after the Effective Date, each reference to the Credit Agreement in any of the Loan Documents shall mean and be a reference to the Credit Agreement as amended hereby.

5.2. Except as specifically set forth above, the Credit Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. The Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

5.3. This Amendment is not a novation. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or any Lender, or constitute a waiver of any provision of, or any past or future non-compliance with, the Credit Agreement or any other Loan Document, or any other documents, instruments and agreements executed and/or delivered in connection therewith, and shall not operate as a consent to any further or other matter, under the Loan Documents.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

8. Entire Agreement. This Amendment, taken together with the Credit Agreement and all of the other Loan Documents, embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings, written and oral, relating to the subject matter hereof.

Amendment No. 8 to

Second Amended and Restated Credit Agreement

9. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and performed in such State and any applicable laws of the United States of America.

10. No Course of Dealing. The Lenders have entered into this Amendment on the express understanding with the Borrower that in entering into this Amendment the Lenders are not establishing any course of dealing with the Borrower. The Agent’s and the Lenders’ rights to require strict performance with all the terms and conditions of the Credit Agreement as amended by this Amendment and the other Loan Documents shall not in any way be impaired by the execution of this Amendment. Neither the Agent nor any Lender shall be obligated in any manner to execute any further amendments or waivers, and if any such further amendments or waivers are requested in the future, assuming the terms and conditions thereof are acceptable to them, the Agent and the Lenders may require the payment of fees in connection therewith.

11. Release. To induce the Agent and Lenders to enter into this Amendment, the Borrower acknowledges and agrees that neither it nor any other Credit Party has any actual or potential claim or cause of action against the Agent or any Lender relating to any Loan Documents or any actions or events occurring on or before the date hereof. The Borrower (and by its consent to this Amendment, each other Credit Party) hereby waives and releases any right to assert same.

12. Expenses. The Borrower hereby acknowledges and agrees that all fees, costs and expenses of Agent and Lenders (including the reasonable fees, costs and expenses of counsel or other advisors, if any) incurred in connection with the transactions contemplated by this Amendment shall be payable by the Borrower in accordance with the Credit Agreement.

[signature page follows]

Amendment No. 8 to

Second Amended and Restated Credit Agreement

IN WITNESS WHEREOF, this Amendment No. 8 has been duly executed as of the day and year first above written.

SYNNEX CORPORATION, as the Borrower

By:		/s/ Simon Y. Leung
	Name:	Simon Y. Leung
	Title:	General Counsel and Corporate Secretary

Signature Page

Amendment No. 8 to

Second Amended and Restated Credit Agreement

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and as a Lender

By:		/s/ Eugene Seip
	Name:	Eugene Seip
	Title:	Duly Authorized Signatory

Signature Page

Amendment No. 8 to

Second Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:		/s/ Robert M. Dalton
	Name:	Robert M. Dalton
	Title:	Vice President

Signature Page

Amendment No. 8 to

Second Amended and Restated Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:		/s/ Yoshiaki Kageyama
	Name:	Yoshiaki Kageyama
	Title:	Senior Vice President

Signature Page

Amendment No. 8 to

Second Amended and Restated Credit Agreement

REAFFIRMATION AND CONSENT

All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment No. 8, dated as of February 11, 2008 (the “Amendment”), to that certain Second Amended and Restated Credit Agreement, dated as of February 12, 2007 (as amended by that certain Amendment No. 1 and Confirmation, dated as of March 9, 2007, as further amended by that certain Amendment No. 2 and Limited Waiver, dated April 27, 2007, as further amended by that certain Amendment No. 3, dated May 14, 2007, as further amended by that certain Amendment No. 4, dated August 31, 2007, as further amended by that certain Amendment No. 5, dated September 28, 2007, as further amended by that certain Amendment No. 6, dated October 31, 2007, and as further amended by that certain Amendment No. 7, dated November 30, 2007, the “Credit Agreement”), by and among the lenders identified on the signature pages thereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), General Electric Capital Corporation, a Delaware corporation, as Agent for the Lenders (in such capacity, “Agent”), and Synnex Corporation, a Delaware corporation (“Borrower”). Each of the undersigned Credit Parties hereby (a) represents and warrants to Agent and the Lenders that after giving effect to the amendments set forth in the Amendment, execution, delivery and performance by such Credit Party of this Reaffirmation and Consent (i) are within such Credit Party’s corporate power; (ii) have been duly authorized by all necessary corporate or other action; (iii) do not contravene or cause such Credit Party to be in default under (A) any provision of such Credit Party’s articles or certificate of incorporation or bylaws, (B) any contractual restriction contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note or other agreement or instrument binding on or affecting such Credit Party or its property, or (C) any law, rule, regulation, order, license requirement, writ, judgment, award, injunction, or decree applicable to, binding on or affecting such Credit Party or its property; (iv) will not result in the creation or imposition of any Lien upon any of the property of such Credit Party or any Subsidiary thereof other than those in favor of the Agent or any Lender, all pursuant to the Loan Documents; and (v) do not require the consent or approval of any Governmental Authority or any other Person, other than those which have been duly obtained, made or complied with and which are in full force and effect; (b) consents to the transactions contemplated by the Amendment and the execution and delivery thereof; (c) acknowledges and reaffirms its obligations owing to Agent and the Lenders under the Loan Documents to which it is a party and that the security interests created pursuant to the Loan Documents are hereby continued; (d) by its execution hereof, specifically acknowledges and agrees to the provisions of Section 11 of the Amendment as if a party thereto; (e) agrees that the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party is and shall remain in full force and effect, except as specifically set forth in the Amendment; and (f) agrees that neither the Amendment nor this Reaffirmation and Consent shall be construed as a novation or a release, waiver or modification of any of the terms, conditions, representations, warranties, covenants, rights or remedies set forth in the Credit Agreement or any other Loan Document, except as specifically set forth in the Amendment. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that Agent and the Lenders have no obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to any

Reaffirmation and Consent

Amendment No. 8 to

Second Amended and Restated Credit Agreement

further amendments or any waivers, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent.

Reaffirmation and Consent

Amendment No. 8 to

Second Amended and Restated Credit Agreement

This Reaffirmation and Consent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and performed in such State and any applicable laws of the United States of America.

COMPUTERLAND CORPORATION

By:	/s/ Simon Y. Leung
Name:	Simon Y. Leung
Title:	General Counsel and Corporate Secretary

MITAC INDUSTRIAL CORPORATION

By:	/s/ Simon Y. Leung
Name:	Simon Y. Leung
Title:	General Counsel and Corporate Secretary

LICENSE ONLINE, INC.

By:	/s/ Simon Y. Leung
Name:	Simon Y. Leung
Title:	General Counsel and Corporate Secretary

CONCENTRIX CORPORATION

By:	/s/ Simon Y. Leung
Name:	Simon Y. Leung
Title:	General Counsel and Corporate Secretary

SYNNEX MANUFACTURING SERVICES, INC.

By:	/s/ Simon Y. Leung
Name:	Simon Y. Leung
Title:	General Counsel and Corporate Secretary

SYNNEX FINANCE HYBRID, INC.

By:	/s/ Simon Y. Leung
Name:	Simon Y. Leung
Title:	General Counsel and Corporate Secretary

Reaffirmation and Consent

Amendment No. 8 to

Second Amended and Restated Credit Agreement